UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2022

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2022, Antero Midstream Corporation (the “Company”) announced that its board of directors (the “Board”), upon the recommendation of its Nominating and Governance Committee, appointed Nancy E. Chisholm to the Board as a Class III director, effective as of December 5, 2022. Also effective December 5, 2022, Ms. Chisholm was appointed to serve on the Board’s Audit Committee and Environmental, Social and Governance (ESG) Committee. The Board determined that Ms. Chisholm meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Ms. Chisholm that would require disclosure under Item 404(a) of Regulation S-K. There are no understandings or arrangements between Ms. Chisholm and any other person pursuant to which Ms. Chisholm was selected to serve as a director of the Board.

Ms.  Chisholm will receive the standard non-employee director compensation for serving on the Board and committees of the Board. The specific terms of such compensation are described further in the Company’s annual proxy statement that was filed with the Securities and Exchange Commission on April 28, 2022.

In connection with the appointment of Ms. Chisholm as a member of the Board, the Company entered into an Indemnification Agreement with Ms. Chisholm pursuant to which the Company agreed to indemnify Ms. Chisholm to the fullest extent permitted under Delaware law against liability that may arise by reason of her service to the Company and to advance her expenses incurred as a result of any proceeding against her to which she could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of such Indemnification Agreement, the form of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 12, 2019 and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibits	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (Commission File No. 001-38075) filed on March 12, 2019).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer, Vice President – Finance and Treasurer

Dated: December 6, 2022

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